Exhibit 99.1

FOR IMMEDIATE RELEASE
January 4, 2016

Huron Consulting Group Closes Sale of Huron Legal Business

CHICAGO - January 4, 2016 - Huron Consulting Group (NASDAQ: HURN), a leading provider of business consulting services, today announced that the Company completed the sale of its Huron Legal practice to Consilio, Inc., a global leader in eDiscovery and document review services, on December 31, 2015.

Huron will concentrate its resources and investments in the Company’s Healthcare, Education and Life Sciences and Business Advisory segments to drive future growth and generate long-term value for its shareholders.

For more information, please read the press release announcing the divestiture here.

About Huron Consulting Group
Huron Consulting Group helps clients in diverse industries improve performance, transform the enterprise, reduce costs, leverage technology, address regulatory changes, recover from distress and stimulate growth. Our professionals employ their expertise in finance, operations, strategy, analytics, and technology to provide our clients with specialized analyses and customized advice and solutions that are tailored to address each client's particular challenges and opportunities to deliver sustainable and measurable results. The Company provides consulting services to a wide variety of both financially sound and distressed organizations, including healthcare organizations, leading academic institutions, Fortune 500 companies and governmental entities. Huron has worked with more than 450 health systems, hospitals, and academic medical centers; and more than 400 universities and research institutions. Learn more at www.huronconsultinggroup.com.

Statements in this press release that are not historical in nature, including those concerning the Company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” or “continues.” These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Media Contact:
Jenna Nichols
312-880-5693
jnichols@huronconsultinggroup.com

Investor Contact:
C. Mark Hussey
or
John D. Kelly
312-583-8722
investor@huronconsultinggroup.com